PEOPLES HERITAGE FINANCIAL GROUP, INC.
                        One Portland Square
                           P.O. Box 9540
                    Portland, Maine  04112-9540
                          (207) 761-8500

                              January 22, 1997


                          VIA EDGAR


Securities and Exchange Commission
450 Fifth Street
Washington, DC  20549

Re:  Peoples Heritage Financial Group, Inc. (File No. 0-16947)
     Current Report on Form 8-K

Dear Sir or Madam:

Following for filing on behalf of Peoples Heritage Financial Group, Inc. is a Current Report on Form 8-K, including an exhibit thereto. These materials are being filed pursuant to the provisions of Regulation S-T.

Please do not hesitate to call the undersigned if you have any questions concerning the following materials

                              Sincerely yours,

                              /s/ Peter J. Verrill

                              Peter J. Verrill


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              SECURITIES AND EXCHANGE COMMISSION

                    Washington, DC  20549

                          FORM 8-K

                       CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15 (d)
            OF THE SECURITIES EXCHANGE ACT OF 1934



                      January 22, 1997
              (Date of earliest event reported)



             Peoples Heritage Financial Group, Inc.
    (Exact Name of registrant as specified in its charter)




Maine                         0-16947                 01-0437984
(State or other       (Commission File             (IRS Employer
jurisdiction                Number)           Identification No.)
of incorporation)




P.O. Box 9540, One Portland Square, Portland, Maine    04112-9540
(Address of principal executive offices)               (Zip Code)



                         (207) 761-8500
       (Registrant's telephone number, including area code)




                         Not Applicable
     (Former name, former address and former fiscal year, if changed since last report)


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Item 5.     Other Events

On January 22, 1997, Peoples Heritage Financial Group, Inc. issued the press release which is included as Exhibit 99(a) hereto.

Item 7.     Financial Statements, Pro forma Financial Information and Exhibits

     (a)    Not applicable.

     (b)    Not applicable.

     (c)    The following exhibits are included with this Report:

            Exhibit 99(a)   Press Release, dated January 22, 1997

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PEOPLES HERITAGE FINANCIAL GROUP, INC.



                         By: /s/ Peter J. Verrill
                             Name:   Peter J. Verrill
                             Title:  Executive Vice President,
                                     Chief Operating Officer and
                                     Chief Financial Officer




Date:  January 22, 1997

                  For Immediate Release
            For Further Information, Contact
            Brian Arsenault, Vice President
              Corporate Communications
                  (207) 761-8517

          Record Earnings at Peoples Heritage
                 Up 18% Over 1995

Portland, Maine, January 22, 1997 -- Peoples Heritage Financial Group Inc. (NASDAQ:PHBK) today announced record annual net earnings for 1996 and record quarterly earnings for the fourth quarter ended December 31, 1996. The 1996 annual net earnings of $52.5 million, or $2.10 per share, were 18 percent higher than 1995's previous record net earnings of $44.5 million, or $1.80 per share. For the quarter ended December 31, 1996, net earnings were $15.5 million, or 63 cents per share, and were 49% higher than

Return on Average Assets (ROA) for 1996 hit an annual historic high of 1.21% as compared to 1.16% for 1995. For the quarter ended December 31, 1996, ROA was 1.32% as compared to 1.04% for the quarter ended December 31, 1995. Return on Average Equity (ROE) for 1996 was also at an historic high of 14.41% as compared to 13.53% in 1995. For the quarter ended December 31, 1996, ROE was 16.83% as compared to 11.95% for the quarter ended December 31, 1995.

"In 1996, we met the multiple challenges of two significant acquisitions, Bank of New Hampshire and Family Bank, a major stock repurchase program and the need for strong financial performance to signify that our expansion was prudent and profitable," said William J. Ryan, Chairman, President and Chief Executive Officer. "I believe we have measured up in all important ways."

Excluding a nonrecurring pre-tax charge of $1.85 million for the recapitalization of the Savings Association Insurance Fund and pre-tax merger-related expenses of $5.1 million, ROA for the year and quarter ended December 31, 1996 was 1.32% for both periods and ROE for the year and quarter ended December 31, 1996 was 15.71% and 16.59%, respectively.

Earnings before the amortization of goodwill and deposit premiums ("cash earnings") in 1996 were $57.4 million, or $2.29 per share. Cash ROA was 1.33% and cash ROE was 17.64% for the year ended December 31, 1996. For the quarter ended December 31, 1996, cash earnings were $17.0 million, or 69 cents per share, cash ROA was 1.46% and cash ROE was 21.15%.

Excluding the special SAIF and merger related expenses, cash earnings for the year were $62.5 million, or $2.50 per share, cash ROA for the year and quarter ended December 31, 1996 was 1.45% and 1.46%, respectively, and cash ROE for the year and quarter ended December 31, 1996 was 19.07% and 20.75%, respectively.

The net interest margin for 1996 remained stable with 1995, down slightly from 4.79% to 4.71%. For the quarter ended December 31, 1996, the net interest margin was 4.69% as compared to 4.74% for the quarter ended December 31, 1995.

Areas achieving strong increases included mortgage lending where the Company exceeded $1 billion in originations for the first year in its history, fee income which increased by 22.4 percent over 1995, consumer loans which rose by 34.0 percent, and demand deposits which finished 1996 39.4 percent higher than year-end 1995.

The Company's total assets increased from $4.1 billion, restated for the Bank of New Hampshire acquisition, at year-end 1995 to $5.4 billion at year-end 1996. The Company's market capitalization doubled from $385.5 million at year-end 1995 to $790.2 million at year-end 1996.

Based on 28,221,500 shares outstanding, book value per share at December 31, 1996 was $15.48 as compared to $14.16 at December 31, 1995.

Peoples Heritage Financial Group, Inc. is a $5.4 billion multi-state bank holding and financial services Company headquartered in Portland, Maine. Its Maine banking subsidiary, Peoples Heritage Bank, has assets of $2.64 billion and operates 66 banking centers throughout Maine, four of them as Oxford Bank & Trust, a division of Peoples Heritage Bank. The Company's New Hampshire subsidiary, Bank of New Hampshire, has assets of $1.77 million and operates 44 banking offices throughout New Hampshire. The Company's Massachusetts subsidiary, Family Bank, has assets of $1.01 billion and operates 17 banking offices in northern Massachusetts and five in southern New Hampshire.

                             ###

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
Peoples Heritage Financial Group, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

                                                             December 31,
(In Thousands)                                    1996            1995        % Change

Assets

Cash and due from banks                       $  276,995      $  190,436       45.45%
Federal funds sold and other short
  term investments                                83,000         100,255      -17.21
Securities available for sale                  1,045,069         766,648       36.32
Loans held for sale                              103,270          70,979       45.49
Loans and leases:
  Residential real estate mortgages            1,176,874         798,076       47.46
  Commercial real estate mortgages               962,375         797,686       20.65
  Commercial business loans and leases           477,402         408,592       16.84
  Consumer loans and leases                    1,037,949         774,229       34.06
    Total loans and leases                     3,654,600       2,778,583       31.53
  Less: Allowance for loan losses                 67,488          60,975       10.68
    Net loans and leases                       3,587,112       2,717,608       32.00
Bank premises and equipment                       73,956          56,021       32.01
Goodwill and other intangible assets              71,649          22,792      214.35
Mortgage servicing rights                         33,314          20,309       64.03
Other real estate and repossessed
  assets owned                                    11,818          14,232      -16.96
Other assets                                     112,215          98,846       13.53

                                              $5,398,398      $4,058,126       33.03%


Liabilities an Shareholders' Equity

Deposits:
  Regular savings                             $  760,340      $  557,896       36.29%
  Money market access accounts                   525,518         490,575        7.12
  Certificates of deposit                      1,796,521       1,363,095       31.80
  NOW accounts                                   497,930         351,481       41.67
  Demand deposits                                604,980         434,091       39.37
    Total deposits                             4,185,289       3,197,138       30.91
Federal funds purchased                              -0-           1,500     -100.00
Borrowings from Federal Home Loan Bank           470,080         252,446       86.21
Securities sold under repurchase agreements      197,005         180,957        8.87
Other borrowings                                  23,884          22,029        8.42
Other liabilities                                 85,130          49,131       73.27
  Total liabilities                            4,961,388       3,703,201       33.98
Shareholders' equity                             437,010         354,925       23.13

                                              $5,398,398      $4,058,126       33.03%




Peoples Heritage Financial Group, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF EARNINGS

(In Thousands except number            Twelve Months Ended               Three Months Ended
of shares and per share data)             December 31,                       December 31,
                                   1996        1997    % Change      1996        1995     % Change
Interest and dividend income   $  341,172  $  305,849   11.55%   $   90,826  $   80,181     13.28%
Interest expense                  150,599     134,895   11.64        40,168      35,855     12.03
Net interest income               190,573     170,954   11.48        50,659      44,326     14.29
Provision for loan losses             900       4,230  -78.72           -0-       1,080   -100.00
  Net income after provision
    for loan losses               189,673     166,724   13.76        50,659      43,246     17.14

Noninterest income:
  Customer services                15,353      11,908   28.93         4,451       3,057     45.58
  Mortgage banking services        12,940      10,849   19.27         3,090       2,890      6.93
  Trust and investment
    advisory services               7,233       5,850   23.64         1,780       1,571     13.28
  Loan related services             2,073       1,907    8.70           618         465     32.97
  Net gains (losses) on
    sales of securities               507         116      NM             4         223    -98.21
  Other noninterest income            342         787  -58.55            37         125    -70.63
                                   38,448      31,417   22.38         9,979       8,331     19.79
Noninterest expense:
  Salaries and employee
    benefits                       73,303      67,472    8.64        19,283      17,474     10.35
  Data processing                  12,528       8,924   40.38         3,633       2,546     42.68
  Occupancy                        12,320      10,574   16.51         2,999       2,719     10.28
  Equipment                         8,479       6,844   23.90         2,284       1,945     17.45
  Merger expenses                   5,105       4,958    2.96           -0-       3,700      0.00
  Deposit and other
    assessments                     3,050       4,497  -32.18           111         621    -82.09
  Collection and carrying
    costs of nonperforming
    assets                          1,573       2,595  -39.38           189         613    -69.23
  Other noninterest expense        31,715      24,416   29.89         9,150       5,603     63.30
                                  148,073     130,280   13.66        37,649      35,221      6.89
Income before income tax
  expense                          80,048      67,861   17.96        22,990      16,356     40.56
Income tax expense                 27,568      23,375   17.94         7,450       5,930     25.65
  Net income                   $   52,480  $   44,486   17.97    $   15,540  $   10,426     49.04

Weighted average shares
  outstanding                  25,035,041  24,696,393    1.37%   24,662,214  24,819,048     -0.63%
Earnings per share             $     2.10  $     1.80   16.67    $     0.63  $     0.42     51.46
Cash earnings per share              2.29        1.89   21.16          0.69        0.44     56.82
Earnings per share (excluding
  merger expenses and SAIF
  assessment)                  $     2.30        1.94   18.42          0.63        0.53     19.14
Cash earnings per share
  excluding merger expenses
  and SAIF assessment)         $     2.50        2.03   22.78          0.69        0.55     24.91



Peoples Heritage Financial Group, Inc. and Subsidiaries

SELECTED FINANCIAL HIGHLIGHTS (Unaudited)
(In thousands except number        Twelve Months Ended December 31,   Three Months Ended December 31,
of shares and per share data)             1996            1995             1996            1995

Net interest income                   $  190,573     $  170,954       $   50,659     $    44,326
Net income                                52,480         44,486           15,540          10,426
Number of shares outstanding
  (end of period)                     28,221,500     25,072,488       28,221,500      25,072,488
Weighted average number of shares
  outstanding                         25,035,041     24,696,393       24,662,214      24,819,048
Earnings per share                    $     2.10     $     1.80       $     0.63            0.42
Cash earnings per share                     2.29           1.89             0.69            0.44
Earnings per share (excluding
  merger expenses and SAIF
  assessment)                               2.30           1.94             0.63            0.53
Cash earnings per share (excluding
  merger expenses and SAIF
  assessment)                               2.50           2.03             0.69            0.55
Shareholders' equity                     437,010        354,925          437,010         354,925
Book value per share                       15.48          14.16            15.48           14.16
Tangible book value per share              12.95          13.25            12.95           13.25

Ratios:
Net interest margin (net interest as a
  % of average earning assets (1)           4.71%          4.79%            4.69%           4.74%
Net interest spread (yield on earning
  assets minus yield on interest-
  bearing deposits and borrowings) (1)      4.12           4.20             4.11            4.11
Return on average assets                    1.21           1.16             1.32            1.04
Cash return on average assets               1.33           1.22             1.46            1.10
Return on average assets (excluding
  merger expenses and SAIF assessment)      1.32           1.25             1.32            1.30
Cash return on average assets
  (excluding merger expenses and
  SAIF assessment)                          1.45           1.31             1.46            1.37
Return on average equity                   14.41          13.53            16.83           11.95
Cash return on average equity              17.64          15.40            21.15           13.42
Return on average equity (excluding
  merger expenses and SAIF assessment)     15.71          14.66            16.59           15.73
Cash return on average equity (excluding
  merger expenses and SAIF assessment)     19.07          16.62            20.75           17.61
Tier I leverage capital ratio at
  end of period                             7.96           8.33             7.96            8.33
Full service banking offices                 132            106              132             106
Nonperforming loans as a % of
  outstanding loans                         1.16%          1.53%            1.16%           1.53%
Nonperforming assets as a % of
  total assets                              1.01           1.40             1.01            1.40

(1) Adjusted to fully taxable equivalent basis.

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